Reserves	12 Months Ended
Dec. 31, 2023
Reserves [Abstract]
RESERVES

NOTE 26. RESERVES

(i)	In 2021, the significant movement in other reserves represents the release of the reserve to accumulated losses as a result of the disposal of the subsidiary GOXD International Limited and its subsidiaries.

(ii)	In 2022, the movement in other reserves represents the release of the reserve to accumulated losses as a result of the disposal of the investment in Financial Assets at Fair Value Through other Comprehensive Income and the acquisition of a subsidies company. (Note 24(c)).

(iii)	In 2023, the movement in other reserves represents the difference between the initial fair value of the convertible promissory note as a whole and the initial fair value of the liability component arising from the issue of the US$15 million convertible promissory note during the year.